                                   EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.

                                              /s/ John P. McConnell
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.


                                              /s/ John S. Christie
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.


                                              /s/ Richard G. Welch
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 2003.


                                              /s/ John B. Blystone
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 2003.


                                              /s/ James G. Brocksmith, Jr.
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.

                                              /s/William S. Dietrich, II
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of September, 2003.

                                              /s/ Michael J. Endres
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.


                                              /s/ Peter Karmanos, Jr.
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.


                                              /s/ John R. Kasich
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 2003.


                                              /s/ Sidney A. Ribeau
                                              ----------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the "Company") hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, her true and lawful attorneys-in-fact and agents, with full power to act without the other, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Worthington Industries, Inc. 2003 Stock Option Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of September, 2003.


                                              /s/ Mary Fackler Schiavo
                                              ----------------------------------